SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                           Date of Report: MAY 2, 2003



                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                 0-8623                    11-2400145
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)


                               486 AMHERST STREET
                           NASHUA, NEW HAMPSIRE 03063
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400

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ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On May 2, 2003, we issued a press release announcing that John Connolly had resigned as our Chief Financial Officer and that Jeffrey Lucas had joined our company to help oversee many of the financial areas previously assigned to Mr. Connolly. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements - None

(b) Pro Forma Financial Information - None

(c) Exhibits:

    EXHIBIT NO.           DESCRIPTION
    -----------           -----------

       99.1               Press Release dated May 2, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ROBOTIC VISION SYSTEMS, INC.


Date:  May 2, 2003               By:  /s/ Pat V. Costa
                                      -------------------------------------
                                       Pat V. Costa
                                       Chairman and Chief Executive Officer